UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2023

Stronghold Digital Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40931	86-2759890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 967-5294

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Private Placement

On December 21, 2023, Stronghold Digital Mining, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), for the purchase and sale of shares of Class A Common Stock (collectively, the “Shares”), par value $0.0001 per share (“Common Stock”), and warrants to purchase shares of Common Stock (the “Warrants”), at an initial exercise price of $7.00 per share (subject to certain adjustments in accordance with the terms thereof), at a purchase price of $6.71 per share (the “Private Placement”).

Pursuant to the Purchase Agreement, the Investor will invest $15.4 million in exchange for an aggregate of 2,300,000 shares of Common Stock and pre-funded warrants (the “Pre-funded Warrants”), at a price of $6.71 per share equivalent. Further, the Investor will receive Warrants exercisable for 2,300,000 shares of Common Stock. Subject to certain ownership limitations, the Warrants are exercisable six months after issuance.  The Warrants will be exercisable for five and a half years commencing upon the date of issuance. The Pre-funded Warrants have an exercise price of $0.0001 per warrant share and are immediately exercisable.

The gross proceeds, before deducting offering expenses, from the Private Placement will be $15.4 million.  The Company will use the net proceeds from this offering to enhance hash rate growth and efficiency through additional miner purchases, accelerate its carbon capture project, and for general corporate purposes.  The Private Placement is expected to close on December 22, 2023.

In connection with the Private Placement, the Company will enter into a Registration Rights Agreement with the Purchaser (the “Registration Rights Agreement”) whereby it will agree to, among other things, file within 30 days of closing of the Private Placement a resale registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission (the “Commission”) covering all shares of Common Stock sold to the Purchaser and the shares of Common Stock issuable upon exercise of the Warrants and the Pre-funded Warrants purchased by the Purchaser, and to cause the Resale Registration Statement to become effective within the timeframes specified in the Registration Rights Agreement; failure to do so will result in certain penalties as set forth in the Registration Rights Agreement.

Subject to certain exceptions, from the closing of the Private Placement until 30 days after the effective date of the Resale Registration Statement (the “Effective Date”), the Company will be prohibited from issuing any shares of Common Stock or securities convertible or exercisable into Common Stock, or filing, amending or supplementing any registration statements, other than (i) any registration statement on Form S-8 or a shelf registration statement on Form S-3, (ii) any registration statement required to be filed pursuant to any currently existing registration rights agreement or (iii) as contemplated pursuant to the Registration Rights Agreement.  Until 6 months after the Effective Date, the Company will also be prohibited from effecting a variable rate transaction, except that a registered at-the-market offering will only be subject to the 30-day restriction.

The Company’s directors and officers will execute lock-up agreements in connection with the Private Placement whereby such persons will agree not to sell, pledge or otherwise dispose of shares of Common Stock or securities convertible into Common Stock, subject to certain exceptions, from the closing of the Private Placement until 30 days after the Effective Date.

The Shares, the Warrants and the Pre-funded Warrants are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 of Regulation D promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants: (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company.  Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company.  Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Purchase Agreement, Registration Rights Agreement, Warrants and Pre-funded Warrants does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, which are filed as exhibits to this report and are incorporated by reference herein.

Warrant Amendments

As previously disclosed, (i) on September 13, 2022, the Company entered into a Securities Purchase Agreement with the Purchaser for the purchase of, among other things, warrants to purchase shares of Common Stock (as amended, the “2022 Warrants”), at an adjusted exercise price of $10.01 per share, and (ii) on April 20, 2023, the Company entered into a Securities Purchase Agreement with the Purchaser for the purchase of, among other things, warrants to purchase shares of Common Stock (the “2023 Warrants”), at an adjusted exercise price of $11.00 per share. In connection with closing of the Private Placement, the Company expects to enter into amendments to the 2022 Warrants and the 2023 Warrants with the Purchaser such that the exercise price will be adjusted to $7.00 and the expiration date will be extended to December 21, 2029 for both warrants. The 2022 Warrant is currently exercisable for 500,000 shares of Common Stock and the 2023 Warrant is currently exercisable for 900,000 shares of Common Stock.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On December 22, 2023, the Company issued a press release regarding the unplanned outage at its Panther Creek Plant and certain other operational updates. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 8.01	Other Events.

Panther Creek Operational Update

On November 20, 2023, the Company’s wholly owned Panther Creek Plant experienced unexpected ash silo flow issues. As a result, the Company operated the plant at a lower output while the plant worked to remedy the issue. From November 20, 2023, through December 7, 2023, the Panther Creek Plant operated at approximately 60% net capacity factor while importing the remaining electricity necessary to fulfill its data center needs. The Company’s data center operations were unaffected during that period.

While progress was made, on December 8, the Company elected to shut off the plant for what was expected to be a short-term, unplanned outage to fully fix the ash silo. The Company took these steps to ensure maximum uptime and availability during the coming winter months. The repairs were not completed until December 21, resulting in the Panther Creek Plant importing electricity between December 8 and December 21. Between December 12 and December 20, the Panther Creek data center was unexpectedly required to curtail load to between 10 MW and 50 MW due to PJM system reliability issues and a transmission line outage.

In total, the Company estimates that it incurred fuel costs and operations and maintenance expenses of approximately $1.5 million beyond the scope of normal and expected operations. The Panther Creek Plant has resumed operations, and the Panther Creek data center is operating without limitations. The Panther Creek data center recently achieved a site-record hash rate of over 2 EH/s on December 3, 2023, with 100% hash rate utilization, and the Company expects that it will reach that level again in the near future.

Updated Legal Proceedings Disclosure

The Company is filing in Exhibit 99.2 attached hereto information that updates and supplements disclosure regarding certain legal proceedings previously provided under “Legal Proceedings” in Part II Item 1 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended by its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, each as filed with the Securities and Exchange Commission, and as may be further updated by its Current Reports on Form 8-K. The disclosure set forth in Exhibit 99.2 is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this current report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things: the restructuring of the Company’s debt and the performance and satisfaction of various obligations under the agreements entered into in order to effect such restructuring of debt; the hybrid nature of our business model, which is highly dependent on the price of Bitcoin; our dependence on the level of demand and financial performance of the crypto asset industry; our ability to manage growth, business, financial results and results of operations; uncertainty regarding our evolving business model; our ability to retain management and key personnel and the integration of new management; our ability to raise capital to fund business growth; our ability to maintain sufficient liquidity to fund operations, growth and acquisitions; our substantial indebtedness and its effect on our results of operations and our financial condition; uncertainty regarding the outcomes of any investigations or proceedings; our ability to enter into purchase agreements, acquisitions and financing transactions; public health crises, epidemics, and pandemics such as the coronavirus pandemic; our ability to procure and install crypto asset mining equipment, including from foreign-based suppliers; our ability to maintain our relationships with our third party brokers and our dependence on their performance; developments and changes in laws and regulations, including increased regulation of the crypto asset industry through legislative action and revised rules and standards applied by The Financial Crimes Enforcement Network under the authority of the U.S. Bank Secrecy Act and the Investment Company Act; the future acceptance and/or widespread use of, and demand for, Bitcoin and other crypto assets; our ability to respond to price fluctuations and rapidly changing technology; our ability to operate our coal refuse power generation facilities as planned; our ability to avail ourselves of tax credits for the clean-up of coal refuse piles; and legislative or regulatory changes, and liability under, or any future inability to comply with, existing or future energy regulations or requirements. More information on these risks and other potential factors that could affect our financial results is included in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of its Annual Report on Form 10-K filed on April 3, 2023 and our Quarterly Reports on Form 10-Q filed on May 12, 2023 and August 11, 2023, and in its Current Reports on Form 8-K filed from time to time. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
4.1	Form of Warrant
4.2	Form of Pre-funded Warrant
10.1¥	Securities Purchase Agreement, dated December 21, 2023, by and between Stronghold Digital Mining, Inc. and the purchaser listed on the signature page thereto
10.2	Form of Registration Rights Agreement
99.1*	Press Release, dated as of December 22, 2023
99.2	Updated Legal Proceedings
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

¥
Certain schedules and exhibits to this Agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Commission on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

	By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Chief Executive Officer and Chairman
Date: December 22, 2023